UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
This report constitutes Amendment No. 1 to Registrant’s Current Report on Form 8-K dated
July 1, 2009

CenturyTel, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyTel Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On July 1, 2009, we filed a Form 8-K to report that we had closed our merger with Embarq Corporation.  In response to part (b) of Item 9.01 of such Form 8-K, we stated that we would file the required pro forma financial information by amendment, as permitted by the form’s rules.  We are filing this Amendment No. 1 on Form 8-K to provide the pro forma financial information required by Item 9.01(b) of the form.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The required unaudited pro forma financial information reflecting our merger with Embarq Corporation is attached as Exhibit 99.5 to this Amendment No. 1 on Form 8-K.

(d)	Exhibits

See the Exhibit Index appearing at the end of this report for a list of the exhibits filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURYTEL, INC.

By: /s/ Neil A. Sweasy
Neil A. Sweasy
Vice President and Controller
Dated: August 5, 2009

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of October 26, 2008, among CenturyTel, Inc., Embarq Corporation and Cajun Acquisition Company
(incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K filed on October 30, 2008).

3.1	Amended and Restated Articles of Incorporation of CenturyTel, Inc. (incorporated by reference to Exhibit 3.1 of Amendment No. 3 to our Registration Statement on Form 8-A filed on July 1, 2009).
3.2	Amended and Restated Bylaws of CenturyTel, Inc. (incorporated by reference to Exhibit 3.2 of Amendment No. 3 to our Registration Statement on Form 8-A filed on July 1, 2009).
23.1*	Consent of KPMG LLP, independent registered public accounting firm for Embarq Corporation.
99.1*	Press release dated June 25, 2009, announcing the receipt of the final regulatory approval required to complete the Merger.
99.2*	Press release dated July 1, 2009, announcing the completion of the Merger.
99.3*	Form of Indemnification Agreement entered into by CenturyTel, Inc. and its directors.
99.4*	For the quarterly periods ended March 31, 2009 and 2008, the following consolidated financial statements of Embarq Corporation:
a). Consolidated Balance Sheets as of March 31, 2009 and December 31, 2008 (Unaudited)
b). Consolidated Statements of Operations and Comprehensive Income for the Quarterly Periods Ended March 31, 2009 and 2008 (Unaudited)
c). Consolidated Statements of Cash Flows for the Quarterly Periods Ended March 31, 2009 and 2008 (Unaudited)
d). Consolidated Statement of Stockholders’ Equity for the Quarterly Period Ended March 31, 2009 (Unaudited)
e). Condensed Notes to Consolidated Financial Statements (Unaudited)

For the years ended December 31, 2008, 2007 and 2006, the following consolidated financial statements of Embarq Corporation (retrospectively reclassified for all periods and dates to report the financial results of Embarq’s logistics business as discontinued operations):

a). Report of KPMG LLP, Independent Registered Public Accounting Firm
b). Consolidated Balance Sheets as of December 31, 2008 and 2007
c). Consolidated Statements of Operations and Comprehensive Income (Loss) for the Years Ended December 31, 2008, 2007 and 2006
d). Consolidated Statements of Cash Flows for the Years Ended December 31, 2008, 2007 and 2006
e). Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2008, 2007 and 2006
f). Notes to Consolidated Financial Statements
99.5**	Unaudited Pro Forma Combined Condensed Financial Information

_______________
* Exhibits filed with the Form 8-K dated July 1, 2009.
** Filed herewith.